EXECUTION COPY




                         AMENDED AND RESTATED GUARANTEE


                            dated as of May 19, 1995


                                       by


                       AMERICAN PRESIDENT COMPANIES, LTD.
                                           (as Guarantor)


                                   in favor of


                         KREDITANSTALT FUR WIEDERAUFBAU
                                           (as Agent and Lender)



                                       and


                             COMMERZBANK AG, HAMBURG
                                           (as Syndicate Agent)



                          COMMERZBANK AG (KIEL BRANCH)
                           DRESDNER BANK AG IN HAMBURG
                            VEREINS- und WESTBANK AG
                             DEUTSCHE SCHIFFSBANK AG
                      NORDDEUTSCHE LANDESBANK-GIROZENTRALE
                   DEUTSCHE VERKEHRS-BANK AG (HAMBURG BRANCH)
                     BANQUE INTERNATIONALE A LUXEMBOURG S.A.
                                           (as the Syndicate)
                AMENDED  AND  RESTATED GUARANTEE, dated as of May 19,  1995,  by

AMERICAN PRESIDENT COMPANIES, LTD., a Delaware corporation (the "Guarantor"), in favor  of  Kreditanstalt fur Wiederaufbau, a corporation organized and  existing

under   the   laws  of  the  Federal  Republic  of  Germany  whose  address   is

Palmengartenstrasse 5-9, Postfach 11-11-41, D-60325 Frankfurt am  Main  ("KfW"),

COMMERZBANK  AG  (HAMBURG), a banking corporation incorporated  in  the  Federal

Republic  of Germany whose address is Ness 7-9, D-20457 Hamburg, (the "Syndicate

Agent")  and the banks listed in Schedule 1 which is attached hereto  (KfW,  the

Syndicate  Agent  and  such banks hereinafter referred to  as  the  "Obligees").

Capitalized  terms used herein and not otherwise defined herein shall  have  the meanings  set  forth in the Loan Agreement dated March 14, 1994, as  amended  by

Amendment No. 1 thereto dated May 19, 1995 (the "Loan Agreement"), by and  among the Obligees, the corporations listed as Transferees therein (the "Transferees")

and  American  President  Lines,  Ltd.,  a  Delaware  corporation  ("APL")  (the

Transferees and APL are hereinafter referred to individually as an "Obligor" and collectively as the "Obligors").

                 This  Amended  and  Restated  Guarantee  amends,  restates  and supersedes  in  its entirety that certain Guarantee dated as of March  14,  1994 from the Guarantor in favor of the Obligees.



                              W I T N E S S E T H:



                WHEREAS,  pursuant  to the Loan Agreement and  the  Amended  and

Restated  Agreement to Acquire and Charter dated May 19, 1995 by and among  APL,

the  Transferees  and the Obligees, the Transferees will be  obligated  for  any

Notes  issued  by them under the Loan Agreement and related Vessel  Indebtedness with respect to the purchase financing of certain of the HDW or Daewoo Vessels;

                WHEREAS,  the registered owners of the HDW Vessels in accordance with  the  Loan Documents shall be jointly and severally liable under all  Notes issued by them under the Loan Agreement,

and  all related Vessel Indebtedness, with respect to the purchase financing  of the HDW Vessels;

                 WHEREAS,  the  registered  owners  of  the  Daewoo  Vessels  in accordance  with the Loan Documents shall be jointly and severally liable  under all  Notes  issued by them and by the owners of the HDW Vessels under  the  Loan

Agreement,  and  all related Vessel Indebtedness, with respect to  the  purchase financing of the Daewoo Vessels and the HDW Vessels;

                WHEREAS,  the  Guarantor  is entering  into  this  Guarantee  in consideration  of the Obligees entering into the Loan Agreement  and  purchasing the Notes.

                Accordingly,  the Guarantor hereby agrees with the  Obligees  as follows:

               SECTION 1. GUARANTEE

                1.1    The Guarantee. The Guarantor hereby guarantees as primary

obligor  and  not as a surety the full and punctual payment and, to the  fullest extent  permitted by applicable law, performance when due of all amounts payable and actions required by the Obligors under the Loan Documents.  Upon failure  by any  Obligor to pay punctually any such payment required by it to be paid within any  applicable grace periods permitted under such agreements and documents, the

Guarantor  shall forthwith on demand pay the amount not so paid  in  immediately available funds as specified in the Loan Agreement.  Upon payment or performance by  the Guarantor of any obligation of any Obligor pursuant to this Section 1.1,

such Obligor's obligation with respect to such payment or performance under  the

Loan Agreement or any Loan Document as the case may be shall terminate.

               1.2    Guarantee Unconditional.  The obligations of the Guarantor hereunder shall be irrevocable, unconditional and absolute without regard to:

             (a)   any  amendment, consent or release in respect of any  of  the terms  of any of the Loan Documents or of the obligations under any thereof of  any  Person (provided only that such amendment, consent or  release  is effected in accordance with the terms of such Loan Documents); or

             (b)   any  taking, holding, exchange, release, non-  perfection  or invalidity  of  any direct or indirect security for any obligation  of  any

     Obligor under the Loan Documents; or

             (c)   any change in the corporate existence, structure or ownership of  any  Obligor,  or any insolvency, bankruptcy, reorganization  or  other similar proceeding affecting any Obligor or its assets; or

             (d)   the existence of any claim, setoff or other rights which  the

     Guarantor may have at any time against any Obligor, HDW or Daewoo; or

             (e)    any   defense   arising  by  reason   of   any   invalidity,

     unenforceability or other defense of any Obligor, or other defense  of  the

     Guarantor  or by reason of the cessation from any cause whatsoever  of  the liability  either  in whole or in part of any Obligor  to  pay  any  amount payable by such Obligor under the Loan Documents; or

             (f)    any   consent,  release,  renewal,  refinancing,  refunding,

     amendment or modification of or addition or supplement to or waiver of  any of  the terms of any of the Loan Documents or of any other agreement  which may  be  made  relating to any of the Loan Documents or of the  obligations under  any thereof of any Person (provided only that such consent, release,

     renewal,  refinancing, refunding, amendmentor modification of  or  addition or  supplement  to or waiver is effected in accordance with  the  terms  of such Loan Documents); or

             (g)   any  exercise or non-exercise of any right, power,  privilege or  remedy  under  or  in  respect of this  Guarantee  or  any  other  Loan

     Document,  or any waiver of any such right, power, privilege or  remedy  or of  any  default  in respect of any Loan Document, or any  receipt  of  any collateral  security or any sale, exchange, surrender, release,  discharge,

     failure  to  perfect  or  to  continue  perfected,  loss,  abandonment   or

     alteration   of,  or  other  dealing  with,  any  collateral  security   by

     whomsoever at any time pledged or mortgaged to secure, or however  securing

     any   of   the   Guarantor's  obligations  or  any  liabilities  (including liabilities of any Guarantor hereunder) incurred directly or indirectly  in respect thereof.

                1.3     Discharge  Only Upon Payment in Full:  Reinstatement  in

Certain  Circumstances.  The Guarantor's obligations hereunder shall  remain  in full  force and effect until the amounts payable by the Obligors under the  Loan

Documents  shall  have  been  paid in full or the obligations  of  the  Obligors thereunder have otherwise terminated, whichever is earlier.  If at any time  any amount  payable by any Obligor under the Loan Documents is rescinded or must  be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of  any Obligor or otherwise, the Guarantor's obligations hereunder with respect to  such payment shall be reinstated at such time as though such payment had not been made.

                1.4     Waiver.  The Guarantor irrevocably waives acceptance  of

this  Guarantee, presentment, demand except as required pursuant to Section  1.1 hereof,  protest, and notice, as well as any requirement that at  any  time  any action be taken by any Person against any Obligor or any other Person.

                1.5     Subrogation.   Upon  making any payment  hereunder,  the

Guarantor  shall  be  subrogated to the rights of the Obligees  under  the  Loan

Documents  against any Obligor with respect to such payment; provided  that  the

Guarantor  shall have no right of subrogation and waives, to the fullest  extent permitted by applicable law, any right to any security in any right or  property which  is the subject of any Loan Document and to exercise any remedy which  the

Obligees  have  or may hereafter have against any Obligor for payment  of  money under  the  Loan  until  all  amounts payable by such  Obligor  under  the  Loan

Documents  have been paid in full or the obligations of such Obligor  thereunder have  otherwise  terminated, whichever is earlier.  Nothing  contained  in  this

Guarantee  shall  preclude  the  Guarantor from causing  such  Obligor  to  make payments or perform such actions as are required to be performed by such Obligor under the Loan Documents.

                 1.6     Payment  and  Performance  Guarantee:  No  Set-Off   or

Deductions: No Waiver.  The Guarantor hereby agrees that (a) this Guarantee is a guarantee  of payment and performance and not of collection, and shall  continue in  full force and effect and be binding upon the Guarantor, its successors  and assigns;  and (b) amounts payable hereunder shall be paid when due without  set-

off  or  reduction  for any reason whatsoever; provided, however,  that  nothing contained  in  this  Section shall be construed to be  a  waiver,  modification,

alteration or release of any claims which the Guarantor may have for damages  or equitable  relief for any breach by the Obligees of any provision  of  the  Loan

Agreement  or any other Loan Document or for any loss due to any acts  taken  by the Obligees thereunder.

                1.7    Obligations Unaffected.  Any Obligee may, at any time and

from  time to time, without the consent of, or notice to, the Guarantor, without incurring responsibility to the Guarantor and without impairing, diminishing, or discharging,  releasing, suspending, prejudicing or terminating the  obligations of  the Guarantor hereunder, in accordance with the terms and conditions of  the

Loan  Documents  and  in whole or in part, take or refrain from  taking  (either directly  or  indirectly) any and all actions with respect  to  the  Guarantor's obligations,  this Guarantee, the other Loan Documents, any collateral  security at  any time granted or received for any of the Guarantor's obligations, or  any

Person  (including  any  Guarantor) that such Obligee  determines  in  its  sole discretion  to  be  necessary or appropriate, whether  or  not  such  action  or refraining  from  action  varies  or increases  the  risk  of,  such  Guarantor;

provided,  however, that any amount received by any such Obligee as a result  of any  such  action  shall  correspondingly  reduce  the  Guarantor's  obligations hereunder.

                No  right  of  any Obligee hereunder, and no obligation  of  the

Guarantor  hereunder, shall be in any way limited or otherwise impaired  by  the failure of any Obligee (i) to commence any action or obtain any judgment against the  Obligors  or any Obligor; (ii) to seek recourse against, or to  perfect  or enforce any rights in and to, any collateral; (iii) to proceed against any other guarantee relating to all or any of the obligations guaranteed hereunder or (iv)

to  exercise any other right, remedy, power or privilege hereunder or otherwise.

The  Guarantor  waives  and agrees not to assert (a) any right  to  require  any

Obligee  to  take any action described in clauses (i) to (iv) of the immediately preceding sentence and (b) any defense based upon an election of remedies  which destroys  or impairs the subrogation rights of any Obligee or the right  of  any

Obligee to proceed against the Guarantor hereunder or any Obligor in respect  of the obligations guaranteed hereunder.

        SECTION  2.   Representations  and Warranties  of  the  Guarantor.   The

Guarantor represents and warrants to each Obligee that:

                2.1    the Guarantor is a corporation duly organized and validly

existing  in  good  standing  under  the  laws  of  the  jurisdiction   of   its

incorporation with full corporate power and authority to conduct its business as the same is presently conducted;

                2.2    the Guarantor has legal power and authority to enter into

and carry out the terms of this Guarantee;

                2.3     this Guarantee has been duly authorized by all necessary

action,  corporate  or other, on the part of the Guarantor, and  this  Guarantee constitutes in accordance with its terms, a legal, valid and binding  instrument enforceable  against the Guarantor, except to the extent limited  by  applicable bankruptcy,  reorganization, insolvency, moratorium or  other  laws  of  general application  relating to or affecting the enforcement of creditors' rights  from time to time in effect;

                2.4    except as previously disclosed to the Syndicate Agent and

the Agent in writing, there are no actions, suits or proceedings pending or,  to the  Guarantor's knowledge, threatened against the Guarantor, which question the validity  of  this  Guarantee or action taken or to be taken  by  the  Guarantor pursuant to this Guarantee which would, if adversely determined, materially  and adversely affect the performance by the Guarantor of its obligations hereunder;

                2.5     the  execution  and delivery of this  Guarantee  by  the

Guarantor  and  the performance by the Guarantor of its obligations  under  this

Guarantee will not violate any provisions of the Certificate of Incorporation or

Bylaws  of  the  Guarantor  and will not result in a breach  of  the  terms  and provisions of, or constitute a default under, any other agreement or undertaking by  the Guarantor or by which it or any of its property is bound or any order of any  court  or administrative agency entered in any proceedings binding  on  the

Guarantor, or violate any applicable statute, rule or regulation;

                2.6     the Guarantor is not in default and no Incipient Default

has  occurred,  in any respect which would materially and adversely  affect  the ability of the Guarantor to perform its obligations under this Guarantee,  under any  mortgage, loan agreement, deed of trust, indenture or other agreement  with respect  thereto or evidence of indebtedness to which it is a party or by  which it  is  bound,  and is not in violation of or in default, in any  respect  which would  materially and adversely affect the ability of the Guarantor  to  perform its  obligations under this Guarantee, under any order, writ, judgment or decree of any court, arbitrator or governmental authority, commission, board, agency or instrumentality, domestic or foreign;

                2.7    the Guarantor has more than one place of business and the

present location of the place of business which is its chief executive office is

1111 Broadway, Oakland, California 94607;

                2.8     the Guarantor has no knowledge of any actual or proposed

deficiency or additional assessment in connection with any Taxes which either in any  case  or in the aggregate would be materially adverse to the Guarantor  and which  would  materially and adversely affect the ability of  the  Guarantor  to perform its obligations hereunder;

               2.9    all Taxes (other than taxes based on or measured by income and withholding taxes), liability for the payment of which has been incurred  by the  Guarantor in connection with the execution, delivery and performance by  it of  each  Loan  Document to which it is or will be a party, have been  paid  (or provided for in its accounts if not payable on or prior to the delivery date  of the respective Vessel);

                 2.10     all   governmental  consents,  licenses,  permissions,

approvals,  registrations  or  authorizations or declarations  required  (i)  to enable it lawfully to enter into and perform its payment obligations under  this

Guarantee  and to require each of the Obligors to perform its other  obligations under  each  of  the Loan Documents to which such Obligor is a  party,  (ii)  to ensure  that  its respective obligations under clause (i) hereunder  are  legal,

valid  and  enforceable and (iii) to make this Guarantee admissible in  evidence have been obtained or made and are in full force and effect;

               2.11   it has not taken any corporate action nor to its knowledge have  any other steps been taken or legal proceedings been started or threatened against  it  for  its  winding-up, dissolution  or  reorganization  or  for  the appointment  of a receiver, administrative receiver, administrator,  trustee  or similar officer of it or of any or all of its respective assets and revenues;

                2.12   (i) no written representation, warranty or statement made

or  other  document provided by the Guarantor in connection with the negotiation of  this  Guarantee  at  the time when given is or was  untrue  or  contains  or contained any misrepresentation of a material fact or omits or omitted to  state any  material  fact necessary to make any such statement herein or  therein  not misleading and (ii) all financial projections, if any, prepared by the  Borrower or  the  Guarantor and made available to any Lender have been prepared  in  good

faith  based  upon  reasonable  assumptions  (it  being  understood  that   such

projections are subject to significant uncertainties and contingencies, many  of which  are  beyond  the  Borrower's and the Guarantor's  control,  and  that  no assurances can be given that any such projections will be realized);

                2.13    ERISA.  To the best knowledge of the Guarantor (i)  each

Plan  maintained  by the Guarantor and each ERISA Affiliate  is  in  substantial compliance in all material respects with ERISA; (ii) no Plan maintained  by  the

Guarantor  or  any ERISA Affiliate is insolvent or in reorganization;  (iii)  no

Insufficiency  or  Termination Event has occurred or is reasonably  expected  to occur, and no "accumulated funding deficiency" exists and no "variance" from the

"minimum funding standard" has been granted (each such term as defined  in  Part

III,  Subtitle  B, of Title I of ERISA) with respect to any Plan  in  which  the

Guarantor  or  any of its Subsidiaries, or any ERISA Affiliate is a participant;

(iv)  neither  the  Guarantor  nor  any ERISA  Affiliate  has  incurred,  or  is reasonably  expected  to incur, any Withdrawal Liability  to  any  Multiemployer

Plan;  (v) neither the Guarantor, its Subsidiaries, nor any ERISA affiliate  has received  any  notification  that  any Multiemployer  Plan  in  which  it  is  a participant is in reorganization or has been terminated, within the  meaning  of

Title IV of ERISA and no such Multiemployer Plan is reasonably expected to be in reorganization  or terminated within the meaning of Title IV of ERISA;  (vi)  no lien  imposed  under  the Code or ERISA on the assets of the  Guarantor  or  any

Subsidiary or any ERISA Affiliate exists or is reasonably expected to  arise  on account  of  any  Plan;  (vii) no material liability will  be  incurred  by  the

Guarantor,  its  Subsidiaries, or any ERISA Affiliate  if  any  of  them  should terminate contributions to any other employee benefit plan maintained by them;

                 2.14     it  is  not  an  "investment  company"  or  a  company

"controlled"  by an "investment company" (as each of such terms  is  defined  or used in the Investment Company Act of 1940, as amended).

               SECTION 3. Covenants of the Guarantor. The Guarantor covenants to each Obligee that:

                3.1    The Guarantor will not consolidate or amalgamate with, or

merge  into,  any other entity, or sell, convey, transfer, lease,  or  otherwise dispose  of  all or substantially all of its assets, including, but not  limited to,  by  dividend  (whether by one transaction or a series of  transactions  and whether  related  or  not);  provided,  however,  that  it  may  consolidate  or amalgamate  with,  or merge into, any other entity, or sell,  convey,  transfer,

lease,  or  otherwise dispose of all or substantially all of its assets  if  the buyer,  assignee or transferee corporation (the "Assignee") shall be  a  solvent corporation  organized  and existing under the laws  of  the  United  States  of

America  or any state thereof following such transaction and shall have executed and delivered an agreement, in form and substance reasonably satisfactory to the

Obligees,  containing  an assumption by the Assignee of  the  due  and  punctual performance  and  observance of all covenants and obligations of  the  Guarantor hereunder,  and  confirming the accuracy of any representations  and  warranties made  herein  as of the date hereof required with respect to such Assignee;  and provided  further  that  immediately following such  transaction,  no  Incipient

Default or Event of Default shall have occurred and be continuing.

               SECTION 4. Financial Statements.

                4.1    The Guarantor shall, as soon as possible, provide to  the

Agent  and the Syndicate Agent (a) but in no event later than one hundred twenty

(120)  days after the end of each fiscal year, its consolidated audited accounts of  all  consolidated  financial  statements of the  Guarantor,  such  financial statements to be prepared in accordance with generally accepted United States of

America  accounting principles at such time consistently applied  and  a  report thereon  by  Arthur  Andersen  &  Co. or other independent  public  auditors  of internationally recognized standing as may be acceptable to the  Agent  and  the

Syndicate  Agent, (b) copies of all quarterly reports filed with the  Securities and  Exchange Commission and, within seventy-five (75) days after the end of the first  three (3) quarters of its fiscal year, unaudited consolidated  statements of income and changes in financial position of the Guarantor and related balance sheets  for  each such period, all certified as true and correct by a  financial officer  of  the Guarantor, (c) as soon as the same is instituted  (or,  to  the knowledge  of the Guarantor threatened), details of any litigation,  arbitration or administrative proceedings against or involving the Guarantor, any Obligor or the  Vessels which if adversely determined would have a material adverse  effect on  the  Guarantor,  any Obligor and any of its subsidiaries on  a  consolidated basis, or construction of the Vessels, and (d) from time to time, and on demand,

such additional financial or other information relating to the Guarantor as  may be reasonably requested by the Agent or the Syndicate Agent.

               SECTION 5.     Miscellaneous

                5.1     No  failure on the part of any Obligee to  exercise,  no

delay in exercising, and no course of dealing with respect to,

any  right  or remedy hereunder will operate as a waiver thereof; nor  will  any single  or partial exercise of any right or remedy hereunder preclude any  other further  exercise  of  any other right or remedy.  This  Guarantee  may  not  be amended  or  modified  except by written agreement  of  the  Guarantor  and  the

Obligees.

                5.2     All  notices or other communications required under  the

terms  and  provisions hereof shall be made in the manner  provided  in  Section

15.04  of  the  Loan  Agreement addressed as follows: to (i)  Kreditanstalt  fYr

Wiederaufbau  at:  Palmengartenstrasse 5-9, D-60325 Frankfurt  am  Main  (if  by

hand),  Postfach  11-11-41, D-60046 Frankfurt am Main  (if   by  mail),  Federal

Republic of Germany, Telefax No.: 7431-2944 or 7431-2198; {ii) to Commerzbank AG

at: Ness 7-9, D-20457 Hamburg, Federal Republic of Germany, Attention: Stefan E.

Kuch, Telefax No.: 49-40-3683-4068; (iii) to the other Obligees to the addresses as  set  forth  in  Schedule  1; and (iv) to the Guarantor  at:  1111  Broadway,

Oakland, California 94607; Attention: Treasurer, Telefax No.: (510) 272-8931

                5.3     The  terms of this Guarantee shall be binding upon,  and

inure  to  the  benefit of, the Guarantor and the Obligees and their  respective successors and assigns.

                5.4     No  recourse shall be had for the payment of any  amount

payable hereunder against any incorporator, stockholder, officer or director, as such, past, present or future, of the Guarantor or of any successor corporation,

either  directly or through the Guarantor or any successor corporation,  whether by  virtue  of any constitutional provision, statute or rule of law, or  by  the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Guarantee is solely a corporate obligation, and that no

personal  liability  whatsoever  shall  attach  to,  or  be  incurred  by,   any

incorporator, stockholder officer or director, as such, past, present or future,

of  the  Guarantor or of any successor corporation, because of the incurring  of the  indebtedness  hereby  authorized or under  or  by  reason  of  any  of  the obligations, covenants, promises or agreements contained in this Guarantee or to be  implied herefrom, and that all liability, if any, of that character  against every such incorporator, stockholder, officer and director is, by the acceptance of  this Guarantee and as a condition of, and as part of the consideration  for,

the execution of this Guarantee, expressly waived and released.

                5.5    This Guarantee shall be construed in accordance with  and

governed  by the laws of the State of New York (other than the law of the  State of New York governing choice of law).

               5.6    The Guarantor (a) hereby irrevocably submits itself to the jurisdiction of the Supreme Court of the State of New York, New York County  and

to  the  jurisdiction  of  the United States District  Court  for  the  Southern

District  of  New York for the purposes of any suit, action or other  proceeding arising out of this Agreement or any other Loan Document referred to therein, or the  subject  matter  hereof or thereof or any of the transactions  contemplated hereby  or  thereby,  brought  by  any  of  the  Obligees  or  their  respective successors, subrogees or assigns, (b) hereby irrevocably agrees that all  claims in respect of such action or proceeding may be heard and determined, in such New

York State or Federal court, and (c) to the extent that it has or hereafter  may acquire  any immunity from jurisdiction of any court or from any legal  process,

hereby  waives such immunity, and agrees not to assert, by way of motion,  as  a defense,  or  otherwise, in any such suit, action or proceeding, (i)  any  claim that  it  is  not personally subject to the jurisdiction of the above-named  New

York  State  or  Federal  courts, (ii) that the suit, action  or  proceeding  is brought  in  an  inconvenient  forum, that the venue  of  the  suit,  action  or proceeding  is  improper, or (iii) that this Guarantee  or  the  subject  matter hereof  may  not  be enforced in or by such courts or under any applicable  law.

The Guarantor hereby consents to service of process in any suit, action or other proceeding arising out of this Guarantee or the subject matter hereof or any  of the transactions contemplated hereby and hereby appoints the Person set forth in

Schedule 7 of the Loan Agreement as Process Agent for the Borrower (the "Process

Agent")  as its attorneys-in-fact to receive service of process in such  action,

suit  or  proceeding, it being agreed that service upon the Process Agent  shall constitute valid service upon the Guarantor and its successors and assigns.  The

Guarantor  agrees that (x) the sole responsibilities of the Process Agent  shall be  (i)  to  receive such process, (ii) to send a copy of any  such  process  so received  to the Guarantor, by registered airmail, return receipt requested,  at its  address  set forth in Section 5.2 hereof, or at the last address  filed  in writing by it with the Process Agent and (iii) to give prompt telegraphic notice of  receipt  thereof to the Guarantor at such address and (y) the Process  Agent shall  have no responsibility for the receipt or nonreceipt by the Guarantor  of such process, nor for any

performance  or  nonperformance by it or its respective successors  or  assigns.

The  Guarantor  hereby agrees to pay to the Process Agent such  compensation  as shall  be  agreed  upon from time to time by it and the Process  Agent  for  the

Process  Agent's  services  hereunder. The  Guarantor  hereby  agrees  that  its submission  to jurisdiction and its designation of the Process Agent  set  forth above  is  made  for  the  express benefit of each of  the  Obligees  and  their respective successors, subrogees and assigns. The Guarantor agrees that it  will at all times continuously maintain a Process Agent to receive service of process in the City of New York or San Francisco, California on behalf of itself and its properties  with  respect  to this Agreement, and in the  event  that,  for  any reason,  the  Process Agent named pursuant to this Section 5.6 shall  no  longer serve  as Process Agent to receive service of process on the Guarantor's behalf,

the  Guarantor shall promptly appoint a successor Process Agent.  The  Guarantor further agrees that a final judgment against the Guarantor in any such action or proceeding  shall  be conclusive, and may be enforced in other jurisdictions  by suit on the judgment or in any other manner provided by law, a certified or true copy of which final judgment shall be conclusive evidence of the fact and of the amount  of  any  indebtedness or liability of the Guarantor  therein  described;

provided  that  nothing  in  this Section 5.6 shall  affect  the  right  of  the

Guarantor  or the Obligees or their respective successors, subrogees or  assigns to  serve legal process in any other manner permitted by law or affect the right of  the  Guarantor or the Obligees or their respective successors, subrogees  or assigns to bring any action or proceeding against the Guarantor or the Obligees,

as the case may be, or its property in the courts of other jurisdictions. In the event of the transfer of all or substantially all the assets and business of the

Process Agent to any other corporation, by consolidation, merger, sale of assets or  otherwise,  such other corporation shall be substituted  hereunder  for  the

Process  Agent with the same effect as if named herein in place of  the  Process

Agent.  THE GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING  TO

WHICH  IT  IS  A  PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY  MATTER  (WHETHER

SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED  TO,

OR  CONNECTED WITH THIS AGREEMENT, ANY OTHER LOAN DOCUMENT REFERRED TO  THEREIN,

OR THE RELATIONSHIP ESTABLISHED HEREUNDER AND WHETHER ARISING OR ASSERTED BEFORE

OR  AFTER  THE  DATE  HEREOF  OR  BEFORE OR AFTER THE  PAYMENT,  OBSERVANCE  AND

PERFORMANCE IN FULL OF THE GUARANTOR'S OBLIGATIONS UNDER THIS AGREEMENT.

                5.7     Currency of Account. (a) The Dollar is the  currency  of

account or each and every sum due from the Guarantor to the Obligees under  this

Guarantee in respect of any of the Obligations.

             (b)   If  after the occurrence of any Event of Default, any sum  is due  from  the  Guarantor  under this Guarantee  or  if  any  order  or judgment given or made in relation hereto has to be converted from  the currency  ("the first currency") in which the same is payable hereunder or  under  such  order or judgment into another currency  ("the  second currency") for the purpose of:

                (i)  making or filing a claim or proof against the Guarantor;

             (ii)  obtaining an order or judgment in any court or tribunal; or

             (iii)   enforcing any order or judgment given or made  in  relation hereto.

                (c)     The  Guarantor  shall indemnify and  hold  harmless  the

Obligees  from  and against any damages or losses suffered as a  result  of  any discrepancy  between (A) the rate of exchange used for such purpose  to  convert the sum in question from the first currency into the second currency and (B) the rate  or  rates of exchange at which any Obligee may in the ordinary  course  of business  purchase the first currency with the second currency in the  Frankfurt foreign  exchange  market upon receipt of a sum paid to it in  satisfaction,  in

whole  or  in  part,  of any such order, judgment, claim or  proof.   The  above

indemnity  shall  constitute  a  separate  and  independent  obligation  of  the

Guarantor  from  its  other  obligations and shall  apply  irrespective  of  any indulgence granted by such Obligee.

                5.8     If  any term of this Guarantee and any other application

thereof  shall be invalid or unenforceable, the remainder of this Guarantee  and any other application of such terms shall not be affected thereby.

               5.9    This Guarantee shall be binding upon, inure to the benefit of,  and  be  enforceable by, the Guarantor and each of the Obligees  and  their respective successors and assigns.

               IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed as of the date first set forth herein.



                                     AMERICAN PRESIDENT COMPANIES, LTD.



                                     By:      /s/
                                              Title:
                                                                      SCHEDULE 1
NAMES AND ADDRESSES OF SYNDICATE MEMBERS

Syndicate Member                                            Address


Commerzbank AG (Kiel Branch)              Holstenstrasse 64
                                          D-24103 Kiel
                                          Federal Republic of Germany
                                          Attention:        Mr. Claes
                                          Telex: 292898 CBKD
                                          Telecopy: 49-431-9974-372

Dresdner Bank AG in Hamburg               Jungfernstieg 22
                                          D-20354 Hamburg
                                          Federal Republic of Germany
                                          Attention:        Mr. Eggert
                                                            Mr. Bsttcher
                                          Telex: 2157170 DR D
                                          Telecopy: 49-40-3501-3818

Vereins- und Westbank AG                  Alter Wall 22
                                          D-20457 Hamburg
                                          Federal Republic of Germany
                                          Attention:        Mr. Kspcke
                                          Telex: 215164 VH D
                                          Telecopy: 49-40-3692-3696

Deutsche Schiffsbank AG                   Domshof 17
                                          D-28195 Bremen
                                          Federal Republic of Germany
                                          Attention:        Mr. Pieper
                                                            Mr. Onnen
                                          Telex: 244870 DSBR D
                                          Telecopy: 49-421-323539

Norddeutsche Landesbank     -             Georgsplatz 1
Girozentrale                              D-30159 Hannover
                                          Federal Republic of Germany
                                          Attention:        Mr. Hartmann
                                          Telex: 921634 GZH D
                                          Telecopy:  49 511 36 14785
Deutsche verkehrs-Bank AG                 Filiale Hamburg
(Hamburg Branch)                          Ballindamm 6
                                          D-20095 Hamburg
                                          Federal Republic of Germany
                                          Attention:        Mr. Spincke
                                          Telex: 402077 DVB
                                          Telecopy: 49-40-308004-12

Banque Internationale a                   2 Boulevard Royal
Luxembourg S.A.                           L-2953 Luxembourg
                                          Attention:        Mr. Jean Pierre
Vernier
                                          Telex: 3326 BIL LU
                                          Telecopy: 35-2-4590-2010